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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  June 30, 2003


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


     Delaware                          1-2691             13-1502798
(State of Incorporation)      (Commission File Number)  (IRS Employer
                                                       Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)               (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)













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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The documents listed on the Exhibit Index are each filed as an Exhibit with reference to the Registration Statement on Form S-3 (Registration No. 333-84292) of American Airlines, Inc. The Registration Statement, the Prospectus Supplement "Subject to Completion," dated June 30, 2003 and the Prospectus Supplement, dated June 30, 2003, to the Prospectus, dated March 21, 2002, relate to the offering of American Airlines, Inc.'s Pass Through Certificates, Series 2003-1G.

Item 9.  Incorporation of Certain Documents to Prospectus
Supplement by Reference.

(i) The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2003, Commission File Number 1-10777), (ii) the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Commission on May 15,
2003), and (iii) the Current Reports on Form 8-K filed with the Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003 and
April 21, 2003, as such reports relate to Ambac Assurance Corporation have been incorporated by reference to the Prospectus Supplement "Subject to Completion" of American Airlines, Inc., dated June 30, 2003, to the Prospectus, dated March 21, 2002, included in Registration Statement No. 333-84292 of American Airlines, Inc. and to the Prospectus Supplement of American Airlines, Inc., dated June 30, 2003, to the Prospectus, dated March 21, 2002, included in Registration Statement No. 333-84292 of American Airlines, Inc., and shall be deemed to be a part thereof. Attached as
Exhibit 23.1 is the consent of KPMG LLP to the incorporation by reference of their report on the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, via this Form 8-K and to being named "Experts" in the Prospectus Supplement "Subject to Completion" of American Airlines, Inc., dated June 30, 2003, to the Prospectus, dated March 21, 2002, included in Registration Statement No. 333-84292 of American Airlines, Inc. Attached as Exhibit
23.2 is the consent of KPMG LLP to the incorporation by reference of their report on the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, via this Form 8-K and to being named "Experts" in the Prospectus Supplement of American Airlines, Inc., dated June 30, 2003, to the Prospectus, dated March 21, 2002, included in Registration Statement No. 333-84292 of American Airlines, Inc. This Form 8-K shall be incorporated by reference into the Prospectus Supplement "Subject to Completion" and the Prospectus Supplement but shall not be incorporated by reference into, and shall be deemed entirely superseded for purposes of, any other document of American Airlines, Inc.


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                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN AIRLINES, INC.



                              By /s/ Charles D. MarLett
                                 Charles D.  MarLett
                                 Corporate Secretary
June 30, 2003











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                          EXHIBIT INDEX

          23.1 Consent of KPMG LLP, dated June 30, 2003

          23.2 Consent of KPMG LLP, dated June 30, 2003